May 10, 2013

# May Corporate Presentation

LAREDO PETROLEUM

**NYSE: LPI**

*www.laredopetro.com*

# Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from our identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, 10-Q for first-quarter 2013 and other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "unbooked resource potential", "estimated ultimate recovery", "EUR" or other descriptions of volumes of reserves, which the SEC guidelines restrict from being included in filings with the SEC. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Unbooked resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, or "EUR", refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. Unproved reserves, EURs and unbooked resource potential, may not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the Company's interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, EURs and unbooked resource potential may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

The Company is currently pursuing the disposition of certain oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. If sold, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties will be eliminated from the ongoing operations of the Company. Because there can be no assurance that the sale of any of these assets will be completed, the information in this presentation has been prepared on the basis that such assets are and will continue to be owned by the Company.

# Company Overview

**NYSE: LPI**

**Market Cap: ~$2.3 Billion**

**Total Enterprise Value: ~$3.7 Billion**


LAREDO
PETROLEUM, INC.

## Total Company

- **Permian oil focused**
- **Low-risk drilling inventory >10 years**
- **Proved reserves: 188.6 MMBOE[1]**
- **Average daily production: ~34.7 MBOE/D during Q1-2013[1]**
- **Sound financial structure**
  - **Rapidly growing cash flow from operations**
  - **Operational and financial flexibility maintains capital options**

*[1] Production and reserves reported on a two-stream basis. Reserves are gas price adjusted to reflect NGL benefit. Proved reserves per Ryder Scott evaluation at 12/31/12, at SEC pricing.*

# Concentrated Asset Portfolio Focused in Permian Basin



Tulsa
Headquarters
Northern Shelf
Central Basin Platform
Midland
Basin
Delaware
Basin



Permian -
China Grove
Permian -
Garden City

**Permian Basin** – ~200,600 net acres[1]

- ~85% of total company reserves
- ~72% of Q1-2013 total production
- ~92% working interest - average

[1] *Acreage totals as of 12/31/12.*

# Consistent Growth in Reserves and Production

## *Permian oil is driving repeatable growth*



Reserves
~44% CAGR
MMBOE
200
180
160
140
120
100
80
60
40
20
-
2008
2009
2010
2011
2012
44.2
52.5
136.6
156.5
188.6
92%
8%
89%
11%
67%
33%
64%
36%
48%
52%
Production
~53% CAGR
MBOE/D
35
30
25
20
15
10
5
0
2008
2009
2010
2011
2012
2013 E
4.2
3.7
0.5
9.8
8.4
1.4
14.3
9.8
4.5
23.7
14.5
9.2
30.9
17.3
13.6
34.5-35.9
19.0
16.2
Oil
Gas

***Successful transition to higher value oil reserves***

**<u>2013</u>**

- **25% growth in oil production**
- **Targeting 15% total production growth**

*Reserves reported on a two-stream basis with gas price adjusted to reflect NGL benefit; per Ryder Scott evaluation at 12/31/12, at SEC pricing.*
*Production data includes production from Broad Oak Energy, Inc. on a combined basis and presented on a two-stream basis.*
*CAGR in MBOE/D production from 2008 through midpoint of projected 2013.*

# Permian Basin: Core Area in Garden City


Howard
Martin
Mitchell
Sterling
Coke
Midland
Laredo
Glasscock
Tom Green
Upton
Reagan
Irion
Crockett
Schleicher
Pecos
Sutton

- ~142,600 net acres[1] in Glasscock, Reagan, Howard and Sterling counties
  - ~ 92% average working interest
  - ~ 25% average royalty
- Multiple targets with proven economic production:
  - Vt Wolfberry
  - Hz Upper Wolfcamp shale
  - Hz Middle Wolfcamp shale
  - Hz Lower Wolfcamp shale
  - Hz Cline shale
- Additional potential vertical and horizontal zones
- Identified resource potential of >1.6 billion BOE net resource potential; >8x existing booked reserves

| | |
|---|---|
| Laredo | EOG |
| Pioneer | Exco |
| Devon | COP |
| Approach | El Paso |
| Apache | Range |
| Petrohawk / BHP | Energen |

[1] *Acreage totals as of 3/31/13.*
*Acreage illustrated in map above represents publicly released leasehold positions*

# Permian-Garden City: Vertical Wolfberry



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

***Entire 142,600 net acreage[1] block effectively de-risked for vertical development***

- **Provides a technical and economic foundation for horizontal drilling programs**
- **>775 gross vertical wells to date**
  - **>275 gross vertical deep[2] wells to date**
- **Large inventory of repeatable, vertical economic development locations**
- **Industry drilling as tight as 20-acre spacing**



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Upton
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

LAREDO PETROLEUM

[1] Acreage totals as of 3/31/13.
[2] Deep vertical wells are drilled through the Atoka.

# Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
85+ miles
20+ miles
LPI Acreage
LPI Horizontal Wells
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

***Commercial horizontal development has been proven for all four zones from 68 wells***

| Horizontal Zone | Total # of Completions[1] | Average 30-Day IP/Stage[2] |
|---|---|---|
| | | BOE/D/Stage 2-Stream |
| Upper Wolfcamp | 27 | 29 |
| Middle Wolfcamp | 3 | 31 |
| Lower Wolfcamp | 2 | 31 |
| Cline | 36 | 27 |

- **Per stage well results add confidence to projected type curves**
- **Initial Middle and Lower Wolfcamp exceeding type curves**

LAREDO PETROLEUM

[1] *Well completions as of 3/31/13*
[2] *Based on 2012 and 2013 completions with at least 30 days of production history as of 5/7/13*

# Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
85+ miles
20+ miles
LPI Acreage
De-risked for horizontal development
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

***Confirmed the equivalent of 360,000 net acres for horizontal development***

**Remaining acreage still prospective for all four horizontal zones**

- On-going efforts to de-risk entire acreage position in all four zones
- Confirmed vertical development on entire acreage position

***De-risked acreage to date[1] for horizontal development***

- *~80,000 – Hz Upper Wolfcamp*
- *~80,000 – Hz Middle Wolfcamp*
- *~73,000 – Hz Lower Wolfcamp*
- *~127,000 – Hz Cline*
- Initial stacked lateral pilot program - 2013
- Initial side-by-side pilot program - 2013

LAREDO PETROLEUM

[1] De-risked acreage totals as of 3/31/13

# Identified Resource Potential – De-risked Acreage



1800
1600
1400
1200
1000
800
600
400
200
0
MMBOE
189
1,415 +
1,600 +
Estimated Total Proved Reserves 12/31/12
Additional De-risked Resource Potential
Identified De-risked Resource Potential

## Additional De-Risked Resource Potential[1]

- 142,600 acres – Vt Wolfberry
- 80,000 acres – Hz Upper Wolfcamp
- 80,000 acres – Hz Middle Wolfcamp
- 73,000 acres – Hz Lower Wolfcamp
- 127,000 acres – Hz Cline

Absent the 5-year SEC PUD rule, a large percentage of the additional de-risked resource potential could be booked as additional proved and probable (2P) reserves

## Identified Resource Potential[1]

- De-risked Resource Potential of greater than 1,600 MMBOE
- Additional upside to resource potential for continued delineation of:
  - Hz Upper Wolfcamp
  - Hz Middle Wolfcamp
  - Hz Lower Wolfcamp
  - Hz Cline

*[1] De-risked acreage and resource potential totals as of 3/31/13*

# Permian-Garden City: Side-by-Side Pilot Program



LPI Acreage



1 mile
3 miles
Pilot Wells
Potential Future Wells



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

**Multiple Goals**

- Optimize spacing and minimize interference
  - Lateral lengths: ~7,000 – 7,500 feet
  - Pilot spacing: 660 feet
- Frac design and monitoring
- Frac optimization
- Reduce completed well and facility costs

# Permian-Garden City: Stacked Lateral Pilot Program



LPI Acreage



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka Barnett Woodford
Fusselman

**Objectives**

- Evaluate multi-well stacked lateral pilot
- Vertical distance between laterals and communication
- Frac design and monitoring
- Test pad layout and scheduling of operations on multi-well pads

# Permian-Garden City: Wolfcamp Estimated Type Curves

All graphs presented in two-stream BOE per day


Upper Wolfcamp
21 wells presented
758 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1000
100
10
1
12
24
36
48
60
Months


Lower Wolfcamp
2 wells presented
668 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1000
100
10
1
12
24
36
48
60
Months


Middle Wolfcamp
2 wells presented
650 MBOE
LPI Type Curve – 7,500-ft. lateral
Normalized production data
1000
100
10
1
12
24
36
48
60
Months

| Well Economics | Upper | Middle | Lower |
|---|---|---|---|
| D+C Cost[1] - $MM | $7.8 | $7.8 | $8.5 |
| EUR - MBOE | 715 – 800 | 600 - 700 | 605 – 730 |
| 30-Day IP - BOE/D | 675 - 754 | 569 - 659 | 574 - 690 |
| % Oil - (IP – Life) | 77% - 69% | 77% - 69% | 77% - 69% |
| ROR[2] | 43% - 53% | 30% - 40% | 26% - 38% |
| Royalty Rates | 25% | 25% | 25% |

LAREDO PETROLEUM

[1] *Costs are based on actual recent performance*
[2] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

# Permian-Garden City: Cline Estimated Type Curves

All graphs presented in two-stream BOE per day



Cline Per Stage
35 wells presented
BOE/D/Stage
100
10
1
1
12
24
36
48
60
Months
LPI Type Curve: 15-stage short & per stage
Normalized production data



Cline Long Laterals
26 Stages
620 MBOE
BOE/D
1000
100
10
1
12
24
36
48
60
Months
LPI Type Curve: implied 7,500-ft. 26 stages



Cline Short Laterals
8 wells presented
15 Stages
434 MBOE
BOE/D
1000
100
10
1
12
24
36
48
60
Months
LPI Type Curve: 15-stage short & per stage
Normalized production data

| Well Economics | Cline Long Laterals |
|---|---|
| D+C Cost[1] - $MM | $9.0 |
| EUR - MBOE | 550 – 690 |
| 30-Day IP - BOE/D | 663 - 828 |
| % Oil - (IP – Life) | 73% - 60% |
| ROR[2] | 18% - 30% |
| Royalty Rates | 25% |

LAREDO PETROLEUM

*[1] Costs are based on actual recent performance*
*[2] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

# Permian-China Grove: Prospective for Cline Shale


Borden
Scurry
Treadaway
Hz Cline test
Howard
Mitchell
Permian-
China Grove
Glasscock
Coke
Sterling
Tom Green
Permian-
Garden City
Reagan
Irion
125+ miles
45+ miles

***Leveraging Permian knowledge and database with China Grove acreage; potential for Cline Shale***

- **Approximately 58,020 net acres[1]**
- **Whole and side-wall cores confirm similar reservoir properties to Garden City Cline**
- **Drilling activities**
  - **Two vertical wells completed**
  - **Completed first Hz Cline test**
- **Have signed midstream agreement to provide the natural gas infrastructure**

[1] *Acreage totals as of 3/31/13.*

# Focused 2013 Capital Program


$725 MM
$725 MM
$660 MM
$700
$600
$500
$400
$300
$200
$100
0
$MM
Other
Granite Wash
Permian
Corp
Midstream/Land
Drilling
Exploration
Delineation
Exploitation
By Location
By Activity
Total Drilling

***Focused on delineation and exploitation of Permian oil to maximize total value***

**$725 Million Total Capital - 2013**

- **77% of total drilling capital to Permian activity**
- **87% of total capital dedicated to drilling activity**
  - **83% focused on exploitation drilling and optimization**
  - **12% focused on delineating drilling to de-risk additional acreage for all zones**
  - **5% focused on testing new plays**

# Strong Liquidity & Financial Profile

| Liquidity | 3/31/13 |
|---|---|
| Cash and marketable securities | $ 31 MM |
| Current Borrowing Base | 825 |
| Borrowings | (300) |
| **Total Liquidity** | **$556 MM** |

| Credit Ratings | Corporate | Notes |
|---|---|---|
| Moody's | B1 | B3 |
| S&P | B+ | B- |

| Financial Debt Ratios[1] | 3/31/13 |
|---|---|
| Debt / Adj. EBITDA-LTM | 2.9x |
| EBITDA / Interest | 4.7x |
| Debt / Daily Production ($/BOE/D) | $38,037 |
| Debt / Operating Cash Flow | 3.8x |
| Debt / Proved Reserves ($/BOE) | $7.00 |

## Debt Maturities Summary - $MM



$1,250
$1,000
$750
$500
$250
$-
$825
$485
Undrawn
$340
Drawn
$552
9.5%
$500
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver
Revolver Drawn[2]
Senior Notes

LAREDO PETROLEUM

[1] Debt ratios reflect Debt less cash and cash equivalents, as there was $31.0 million in cash on the balance sheet at 3/31/13
[2] As of May 7, 2013

# Permian Oil Take-away Capacity



EXICO
TEXAS
Cushing
Wichita Falls
Longview
Houston
Permian Express II
BridgeTex
Longhorn
Permian Express I
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

Existing Refinery

Existing Pipelines

New Pipelines and Additions

| | Capacity MBOPD | Planned Completion Date |
|---|---|---|
| **Existing Take-away** | | |
| Total Refineries | 410 | |
| Total Oil Pipelines | 880 | |
| Total Existing Capacity | 1,290 | |
| **Expansion Capacity** | | |
| Longhorn Reversal (Phase I) [1] | 75 | 1Q-13 |
| Permian Express I | 90 | 2Q-13 |
| Longhorn Reversal (Phase II) | 150 | 2Q-13 |
| Permian Express I (expansion) | 60 | 4Q-13 |
| BridgeTex Crude Oil Pipeline | 278 | 2Q-14 |
| Permian Express II | 200 | 3Q-14 |
| Total Expansion Capacity | 853 | |
| **Total Future Capacity** | | |
| Total Take-away Capacity by 4Q-14 | 2,143 | |

[1] As of May 1, 2013 Laredo has begun transporting 4,000 BOPD on Longhorn. Initial 10,000 BOPD commitment will be reached in 2H 2013 when Longhorn reaches full capacity

# Permian NGL and Gas Take-away Capacity


EXICO
TEXAS
Texas Express
Sand Hills
Lone Star
Mont Belvieu

— Existing Pipelines

--- New Pipelines and Additions

| NGL Existing Take-away[1] | Capacity MBPD |
|---|---|
| NGL Pipelines | 600 |
| Permian Fractionation | 135 |
| **Total Existing Capacity** | **735** |

| Expansion Capacity | Planned Completion | Capacity MBPD |
|---|---|---|
| Lone Star[2] | 1Q-13 | 100 |
| Texas Express[3] | 2Q-13 | 50 |
| Sand Hills[2] | 3Q-13 | 100 |
| **Total Expansion Capacity** | | **250** |

| | |
|---|---|
| **Total NGL Take-away Capacity by 3Q-2013** | **985** |

| Residue Gas | Capacity BCF/D |
|---|---|
| **Total Existing Capacity** | **9.0** |
| **Estimated 2012 Production** | **5.0** |
| **Total Current Excess Gas Capacity** | **4.0** |

LAREDO PETROLEUM

*[1] Bentek / Turner Mason.*
*[2] Only 50% of the capacity for Lone Star and Sand Hills pipelines included above since both pipelines also traverse the Eagle Ford shale*
*[3] Texas Express will reduce in flows of raw mix into Permian by taking barrels off of MAPL in Texas panhandle. Current in flow is 75 MBPD*

# Guidance

| | 2Q-2013 | FY 2013 |
|---|---|---|
| **Production (MMBOE):** | 2.9 – 3.2 | 12.6 – 13.1 |
| **Price Realizations (pre-hedge, two-stream basis, % of NYMEX):** | | |
| Crude oil | 90% - 95% | 90% - 95% |
| Natural gas, including natural gas liquids | 130% - 140% | 130% - 140% |
| **Operating Costs & Expenses** | | |
| Lease operating expenses ($/BOE) | $6.75 - $7.25 | $6.50 - $7.00 |
| Production taxes (% of oil and natural gas revenues) | 7.50% | 7.50% |
| General and administrative expenses ($/BOE) | $6.00 - $6.50 | $6.25 - $6.75 |
| Depreciation, depletion and amortization ($/BOE) | $20.75 - $21.25 | $20.75 - $21.25 |

# Appendix

LAREDO PETROLEUM

# 2012 Reserve Changes


200
180
160
140
120
100
80
60
40
20
0
MMBOE
156
11
44
189
Total Proved Reserves 12/31/11
Total Production 2012
Reserve Additions and Revisions in 2012
Total Proved Reserves 12/31/12

**2012 Total Production**

- Record total production of 11.3 MMBOE
- 44% crude oil

**2012 Reserve Additions**

- Includes reserve additions, price and performance revisions
- Production replacement of ~385%
- Permian Basin driving additions

**Estimated Total Proved Reserves**

- Increased by ~21% year-over-year

# 2012 Year-End Reserves[1]

## By Product


52%
48%
Oil
Natural Gas

## By Category


57%
43%
PUD Reserves
PD Reserves

**~189 MMBOE @ 12/31/12**

## By Location


4%
11%
85%
Permian
Granite Wash
Other

LAREDO PETROLEUM

[1] *Reserve volumes presented on a two-stream basis. Volume uplift of approximately 20% if reported as three-stream.*

# Permian-Garden City Shale Characteristics

***Laredo's acreage contains up to 1,825 feet of pay from four defined stacked shale zones with proven horizontal development potential***

| | Wolfcamp | | | | |
|---|---|---|---|---|---|
| | Upper | Middle | Lower | Cline Shale | Combined |
| Basin | Midland | Midland | Midland | Midland | Midland |
| Age | Permian | Permian | Permian | Penns. | Permian & Penns. |
| Depth (ft) | 7,000 - 7,500 | 7,300 - 7,900 | 7,900 - 8,500 | 9,000 - 9,500 | 7,000 - 9,500 |
| Average thickness (ft) | 300 - 400 | 400 - 500 | 475 - 575 | 200 - 350 | 1,375 - 1,825 |
| TOC (%) | 2.0 - 9.0 | 2.0 - 5.0 | 2.0 - 5.0 | 2.0 - 7.5 | 2.0 - 9.0 |
| Thermal maturity (% RSO) | 0.7 - 0.8 | 0.8 - 0.9 | 0.8 - 0.9 | 0.85 - 1.1 | 0.7 - 1.1 |
| Total porosity (%) | 5.0 - 7.0 | 3.0 - 12.0 | 3.0 - 12.0 | 3.0 - 12.0 | 3.0 - 12.0 |
| Pressure gradient (psi/ft) | 0.45 - 0.50 | 0.45 - 0.50 | 0.45 - 0.50 | 0.55 - 0.65 | 0.45 – 0.65 |
| OOIP (MMBOE/Section) | 30 - 60 | 25 - 50 | 20 - 40 | 20 - 45 | 95 - 195 |


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

*Wolfcamp & Cline shales properties from proprietary LPI core analysis; analog play properties from various industry sources*

# Permian-Garden City: Regional Wolfcamp Cross Section


Martin
Midland
Glasscock
Reagan
Upton
Sterling
Irion
85+ miles
20+ miles
LPI acreage
Cross section line

***Wolfcamp shale intervals underlie LPI's Permian-Garden City acreage position***


GLASSCOCK Co.
REAGAN Co.
N
S
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
87 MILES

# Permian Basin-Garden City: Regional Cline Cross Section



Howard
Martin
Mitchell
Midland
Sterling
Glasscock
Tom Green
Reagan
Upton
85+ miles
20+ miles
LPI acreage
Cross section line

***Cline shale across LPI's acreage position***



GLASSCOCK Co.
REAGAN Co.
N
S
CLINE HIGH-QUALITY RESOURCE PLAY
87 MILES

# Permian: Vertical Wolfberry



## Deep Vertical Wolfberry

- Vertical Wolfberry type curve shown in red
- Normalized production data for 250+ deep vertical Wolfberry wells shown
- Working to drive down costs



Presented in two-stream BOE per day
1000
100
10
1
BOE/D
1
12
24
36
48
60
Months
LPI Type Curve
Normalized production data

## Well Economics

| | |
|---|---|
| D+C Cost[1] | $2.2 MM |
| EUR | 135 - 155 MBOE |
| 30-Day IP | 140 BOE/D |
| % Oil | 65% - 49% (IP – Life) |
| ROR[2] | 16% - 22% |
| Royalty Rates | 25% |

LAREDO PETROLEUM

[1] *Costs are based on actual recent performance*
[2] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

# Anadarko Granite Wash: Multiple Porosity Trends



***Stacked, liquids-rich porosity trends extend across Laredo's acreage***

Texas ⟷ Oklahoma


Hemphill
Roger Mills
Distal Wash
Proximal Wash
Amarillo-Wichita Uplift

**Drilled and completed >25 horizontal Granite Wash wells in the play**

## Well Economics

| | |
|---|---|
| **D+C Cost** | **$8.0-$9.5 MM** |
| **EUR** | **735 MBOE** |
| **30-Day IP** | **1,690 BOE/D** |
| **% Oil** | **6% - 8% (IP – Life)** |
| **ROR[1]** | **14% - 25%** |
| **Royalty Rates** | **20-25%** |


West
East
Top of Granite Wash
Laredo Petroleum Horizontal Granite Wash Well
Laredo leasehold
For illustration purposes only - not to scale

**Detailed geological mapping and engineering have resulted in high ROR, high-rate completions**

[1] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

# Two-Stream vs. Three-Stream

***Laredo reports on a two-stream basis to match its ownership in production***

**Two-Stream**


Oil
45%
Gas
55%

**Q1-2013 Production**

**~20% Increase**

**Three-Stream**


NGL
25%
Gas
37%
Oil
38%


Gas
30%
Oil
70%

**Q1-2013 Revenue**

**No revenue impact**

| Pricing Impact | Gas |
|---|---|
| Q4 -2012 Avg. LPI realizations | $4.58 |
| Q1-2013 Avg. NYMEX Henry Hub | $3.48 |
| Benefit to LPI | +32% |


NGL
17%
Gas
13%
Oil
70%

# Oil Hedging: Protect and Stabilize Cash Flows

## *Oil Positions As of March 31, 2013*

| Current Hedge Position | 2013 | 2014 | 2015 | 2016 | Total |
|---|---|---|---|---|---|
| **OIL[1]** | | | | | |
| **Puts:** | | | | | |
| Hedged Volume (Bbls) | 810,000 | 540,000 | 456,000 | - | 1,806,000 |
| Average price ($/Bbl) | $65.00 | $75.00 | $75.00 | $0.00 | $70.51 |
| **Swaps:** | | | | | |
| Hedged Volume (Bbls) | 1,687,500 | 1,277,500 | - | - | 2,965,000 |
| Average price ($/Bbl) | $97.63 | $93.66 | $0.00 | $0.00 | $95.92 |
| **Collars:** | | | | | |
| Hedged Volume (Bbls) | 576,000 | 726,000 | 1,529,500 | 1,281,000 | 4,112,500 |
| Average floor price ($/Bbl) | $79.38 | $75.45 | $79.18 | $80.00 | $78.80 |
| Average ceiling price ($/Bbl) | $121.67 | $129.09 | $104.51 | $93.00 | $107.67 |
| **Total Volume with a floor (Bbls)** | **3,073,500** | **2,543,500** | **1,985,500** | **1,281,000** | **8,883,500** |
| **Weighted average floor price ($/Bbl)** | **$84.61** | **$83.58** | **$78.22** | **$80.00** | **$82.22** |

LAREDO PETROLEUM

*[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps.*

# Gas Hedging: Protect and Stabilize Cash Flows

## *Natural Gas Positions As of March 31, 2013*

| Current Hedge Position | 2013 | 2014 | 2015 | 2016 | Total |
|---|---|---|---|---|---|
| **NATURAL GAS[1]** | | | | | |
| **Puts:** | | | | | |
| Hedged Volume (MMBtu) | 4,950,000 | - | - | - | 4,950,000 |
| Average price ($/MMBtu) | $4.00 | $0.00 | $0.00 | $0.00 | $4.00 |
| **Swaps:** | | | | | |
| Hedged Volume (MMBtu) | - | - | - | - | - |
| Average price ($/MMBtu) | $0.00 | $0.00 | $0.00 | $0.00 | $0.00 |
| **Collars:** | | | | | |
| Hedged Volume (MMBtu) | 14,830,000 | 18,120,000 | 15,480,000 | - | 48,430,000 |
| Average floor price ($/MMBtu) | $3.35 | $3.38 | $3.00 | $0.00 | $3.25 |
| Average ceiling price ($/MMBtu) | $5.46 | $6.09 | $6.00 | $0.00 | $5.87 |
| **Total Volume with a floor** | **19,780** | **18,120,000** | **15,480,000** | **-** | **53,380,000** |
| **Weighted average floor price[2]** | **$4.29** | **$4.14** | **$3.67** | **$0.00** | **$4.07** |

LAREDO PETROLEUM

*[1] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.*

*[2] $/Mcf is converted based upon Company average BTU content of 1.2124; prices include basis swaps*

# LPI Addressing Take-away Capacity Issues

**Laredo Permian Oil Take-away Capacity**

- 10,000 BOPD committed to Longhorn, increasing annually to > 23,000 BOPD over 5 years.
  - Firm transportation out of the Permian
  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- 10,000 BOPD committed to BridgeTex (1H14)
  - Firm transportation out of the Permian
  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- LPI reviewing additional take-away capacity options, including: additional pipeline commitments, additional basis hedges, rail export to Gulf and East/West Coast

| Current Hedge Position[1] | 2013 | 2014 | 2015 | 2016 | Total |
|---|---|---|---|---|---|
| **BASIS SWAPS** | | | | | |
| **Oil basis swaps** | | | | | |
| Total volume hedged (Bbls) | 2,448,000 | 2,252,000 | - | - | 4,700,000 |
| Weighted average price ($/Bbl) | $1.40 | $1.04 | $0.00 | $0.00 | $1.23 |
| **Natural Gas basis swaps** | | | | | |
| Total volume hedged (MMBtu) | 1,000,000 | - | - | - | 1,000,000 |
| Weighted average price ($/MMBtu) | $0.33 | $0.00 | $0.00 | $0.00 | $0.33 |

*[1] Current hedge position as of February 28, 2013.*

# Permian Focused Investment Opportunity

| | |
|---|---|
| "We own and operate great assets" | • High-growth, core asset base in the oil and liquids-rich Permian Basin |
| "We are technology based and return driven" | • Technical database is paying dividends by identifying and proving targets |
| "We have captured the prize and it is getting larger" | • Substantial Garden City acreage position de-risked; evaluating remaining acreage |
| "We are entering the manufacturing stage of development" | • Developing a plan of exploitation to maximize recoveries and returns |
| "We proactively manage our risk profile" | • Experienced and prudent operational and financial management |

# Historical Financial & Operating Data

$ millions, except per unit data

| | 2010 | 2011 | 2012 | Q2 2012 | Q3 2012 | Q4 2012 | Q1 2013 |
|---|---|---|---|---|---|---|---|
| **Key data:** | | | | | | | |
| Realized oil price ($/Bbl)[1] | $77.26 | $88.62 | $86.69 | $85.45 | $86.58 | $81.00 | $83.03 |
| Realized natural gas price ($/Mcf)[1] | $6.32 | $6.67 | $5.02 | $4.85 | $4.82 | $4.68 | $4.83 |
| **Average daily production (Boe/D)** | **14,278** | **23,709** | **30,874** | **31,385** | **30,835** | **33,261** | **34,722** |
| **Adjusted EBITDA[2]** | **$194.5** | **$388.4** | **$452.6** | **$113.9** | **$110.8** | **$113.9** | **$117.0** |
| Capital expenditures | ($460.6) | ($706.8) | ($940.8) | ($233.7) | ($251.0) | ($203.9) | ($198.4) |
| **Per unit metrics ($/Boe):** | | | | | | | |
| Lease operating expenses | $4.16 | $5.00 | $5.96 | $5.48 | $5.84 | $6.57 | $7.18 |
| Production & ad valorem taxes | $3.01 | $3.70 | $3.33 | $2.56 | $4.26 | $3.04 | $3.66 |
| Depreciation, depletion and amortization | $18.69 | $20.38 | $21.56 | $21.25 | $22.53 | $22.06 | $20.64 |
| General & administrative | $5.93 | $5.90 | $5.50 | $5.05 | $5.01 | $5.21 | $5.25 |

*[1] Prices include realized hedge revenue*
*[2] See following slide for a reconciliation of Adjusted EBITDA*

# Adjusted EBITDA Reconciliation

($ thousands, unaudited)

| | 2010 | 2011 | 2012 | Q2 2012 | Q3 2012 | Q4 2012 | Q1 2013 |
|---|---|---|---|---|---|---|---|
| Net income (loss) | 86,248 | 105,554 | 61,654 | 30,975 | (7,384) | 11,828 | 1,409 |
| Plus: | | | | | | | |
| Interest expense | 18,482 | 50,580 | 85,572 | 21,674 | 24,423 | 24,791 | 25,349 |
| Depreciation, depletion & amortization | 97,411 | 176,366 | 243,649 | 60,697 | 63,925 | 67,504 | 65,130 |
| Impairment of long-lived assets | – | 243 | 0 | – | – | – | – |
| Write-off of deferred loan costs | – | 6,195 | 0 | – | – | – | – |
| Loss on disposal of assets | 30 | 40 | 52 | 8 | 1 | 43 | – |
| Unrealized losses (gains) on derivative financial instruments | 11,648 | (20,890) | 16,522 | (20,263) | 31,150 | 2,301 | 20,536 |
| Realized losses (gains) on interest rate derivatives | 5,238 | 4,873 | 2,115 | 835 | 84 | 93 | 101 |
| Non-cash equity-based compensation | 1,257 | 6,111 | 10,056 | 2,588 | 2,767 | 2,454 | 3,217 |
| Income tax expense (benefit) | (25,812) | 59,374 | 32,949 | 17,424 | (4,154) | 4,922 | 1,263 |
| **Adjusted EBITDA** | **$194,502** | **$388,446** | **$452,569** | **$113,938** | **$110,812** | **$113,936** | **$117,005** |

LAREDO PETROLEUM

NYSE: LPI

*www.laredopetro.com*